UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  April 18, 2007

                        Price Communications Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                               New York, New York
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                 (State or Other Jurisdiction of Incorporation)

          001-08309                                        13-2991700
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 (Commission File Number)                      (IRS Employer Identification No.)


         45 Rockefeller Plaza, New York, New York                          10020
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 757-5600
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

     On April 18, 2007, Price Communications Corporation issued a press release announcing a dividend of $.19 per share payable on May 15, 2007 to stockholders of record on May 1, 2007. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


April 19, 2007                        PRICE COMMUNICATIONS CORPORATION
                                      --------------------------------
                                               (Registrant)

                                      By:    /s/ Kim I. Pressman
                                             -------------------
                                      Name:  Kim I. Pressman
                                      Title: Executive Vice President and
                                             Chief Financial Officer


                                  EXHIBIT INDEX

Number   Exhibit

99.1     Press release, issued April 18, 2007

                                  EXHIBIT 99.1
                                  ------------

                        PRICE COMMUNICATIONS CORPORATION

================================================================================


     News Release                                          Contact:
     ------------                                          -------
     April 18, 2007                                      Robert Price
                                                          212-757-5600


                        PRICE COMMUNICATIONS CORPORATION
                      ANNOUNCES DIVIDEND OF $.19 PER SHARE
                                       ---

                  NEW YORK, April 18, 2007- Price Communications Corporation, formerly listed on the New York Stock Exchange with the symbol PR, announced today that its board of directors had declared a dividend of $.19 per share payable on May 15, 2007 to stockholders of record on May 1, 2007.

                  The dividend represents the estimated net after tax proceeds to the Company from the Verizon Communications dividend that the Company will receive on May 1, 2007.

                  Earlier this year, the Company's shareholders voted to dissolve, which will result in a distribution to shareholders in August of 2007 of substantially all the Company's remaining cash and its Verizon shares (other than as required by law to pay or provide for the payment of liabilities). The Company is headquartered in New York City. Price Communications Corporation is a public company (current symbol: PCMC.PK), with approximately 56.4 million shares outstanding and as stated above was formerly listed on the New York Stock Exchange with the symbol PR. Its shares are now traded over the counter on the pink sheets.